                                                                    Exhibit 4.12

                   FORM OF DEBT SECURITIES WARRANT AGREEMENT
--------------------------------------------------------------------------------



                              McKESSON CORPORATION



                                      and



                              ____________________
                                As Warrant Agent



                               _________________



                               WARRANT AGREEMENT


                        Dated as of _________ __, ____


                               _________________



--------------------------------------------------------------------------------

                              TABLE OF CONTENTS/1/

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                                                                                       ----
Parties................................................................................   1
Recitals...............................................................................   1


                                   ARTICLE I

                   ISSUANCE, EXECUTION AND COUNTERSIGNATURE
                            OF WARRANT CERTIFICATES

Section 1.1  Issuance of Warrant Certificates..........................................   2
Section 1.2  Form of Warrant Certificates..............................................   2
Section 1.3  Execution and Authentication of Warrant Certificates......................   2
Section 1.4  Temporary Warrant Certificates............................................   3
Section 1.5  Payment of Taxes..........................................................   4
Section 1.6  Definition of Holder......................................................   4

                                   ARTICLE II

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

Section 2.1  Warrant Price.............................................................   4
Section 2.2  Duration of Warrants......................................................   5
Section 2.3  Exercise of Warrants......................................................   5

                                  ARTICLE III

                            OTHER TERMS OF WARRANTS

Section 3.1  [Call of Warrants by the Corporation].....................................   6







----------------------
     /1/  The Table of Contents is not a part of the Warrant Agreement.

                                                                                       Page
                                                                                       ----
                                   ARTICLE IV

                    [REGISTRATION,] EXCHANGE, TRANSFER AND
                     SUBSTITUTION OF WARRANT CERTIFICATES

Section 4.1  [Registration,] Exchange and Transfer of Warrant Certificates.............   6
Section 4.2  Mutilated, Destroyed, Lost or Stolen Warrant Certificates.................   7
Section 4.3  Persons Deemed Owners.....................................................   8
Section 4.4  Cancellation of Warrant Certificates......................................   8

                                   ARTICLE V

                      OTHER PROVISIONS RELATING TO RIGHTS
                       OF HOLDERS OF WARRANT CERTIFICATES

Section 5.1  No Rights as Holders of Warrant Debt Securities Conferred by
                  Warrants or Warrant Certificates.....................................   9
Section 5.2  Holder of Warrant Certificate May Enforce Rights..........................   9

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

Section 6.1  Warrant Agent.............................................................   9
Section 6.2  Conditions of Warrant Agent's Obligations.................................   9
Section 6.3  Resignation, Removal and Appointment of Successor.........................  11

                                  ARTICLE VII

                                 MISCELLANEOUS

Section 7.1  Consolidations and Mergers of the Corporation and Sales, Leases
                  and Conveyances Permitted Subject to Certain Conditions..............  13
Section 7.2  Rights and Duties of Successor Corporation................................  13
Section 7.3  Amendment.................................................................  13
Section 7.4  Notice and Demands to the Corporation and Warrant Agent...................  14
Section 7.5  Notices to Warrant Holders................................................  14
Section 7.6  Addresses.................................................................  14
Section 7.7  Governing Law.............................................................  14
Section 7.8  Delivery of Prospectus....................................................  14

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                                                                                       ----
Section 7.9  Obtaining of Governmental Approvals.......................................  15
Section 7.10 Persons Having Rights under Warrant Agreement.............................  15
Section 7.11 Headings..................................................................  15
Section 7.12 Counterparts..............................................................  15
Section 7.13 Inspection of Agreement...................................................  15

Exhibit A - Form of Warrant Certificate

          THIS WARRANT AGREEMENT, dated as of __________,____, between McKesson Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation") and _____________________, a [corporation] [national banking association] organized and existing under the laws of _______________, as Warrant Agent (herein called the "Warrant Agent").

          WHEREAS, the Corporation has entered into an Indenture (the
"Indenture") dated as of ____________, ____ with [                       ] as
trustee (such trustee, and any successors to such trustee, herein called the "Trustee"), providing for the issuance from time to time, in one or more series, of its [Senior] [Senior Subordinated] [Subordinated] [Junior Subordinated] Debt Securities; and

          WHEREAS, the Corporation proposes to sell [If Offered Debt Securities
                                                     --------------------------
and Warrants -- [title of Debt Securities being offered] (the "Offered Debt
------------
Securities") with] warrant certificates (such warrant certificates and other warrant certificates issued pursuant to this Agreement herein called the "Warrant Certificates") evidencing one or more warrants ("Warrants" or, individually, a "Warrant") representing the right to purchase [title of Debt Securities purchasable through exercise of Warrants] (the "Warrant Debt Securities"); and

          WHEREAS, the Corporation desires the Warrant Agent to act on behalf of the Corporation, and the Warrant Agent is willing to so act, in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                   ISSUANCE, EXECUTION AND COUNTERSIGNATURE
                            OF WARRANT CERTIFICATES

          Section 1.1  Issuance of Warrant Certificates. [If Warrants alone --
                       --------------------------------   -----------------
Upon issuance, each Warrant Certificate shall evidence one or more Warrants.] [If Offered Debt Securities and Warrants -- Warrant Certificates shall be
----------------------------------------
[initially] issued in units with the Offered Debt Securities and shall [not] be separately transferable [before ____________,____ (the "Detachable Date")].
Each such unit shall consist of a Warrant Certificate or Certificates evidencing an aggregate of ____ Warrants for each $___________ principal amount of Offered Debt Securities.] Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase Warrant Debt Securities in the aggregate principal amount of $________.

          Section 1.2  Form of Warrant Certificates.  The Warrant Certificates
                       ----------------------------
(including the Form[s] of Exercise [and Assignment] to be set forth on the reverse thereof) shall be in substantially the form set forth in Exhibit A hereto, shall be printed, lithographed or engraved on steel engraved borders (or in any other manner determined by the officers executing such Warrant Certificates, with the execution thereof by such officers conclusively evidencing such determination) and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Warrant Certificates may be listed or as may, consistently herewith, be determined by the officers executing such Warrant Certificates, with the execution thereof by such officers conclusively evidencing such determination.

          Section 1.3  Execution and Authentication of Warrant Certificates.
                       ----------------------------------------------------
The Warrant Certificates shall be executed on behalf of the Corporation by its President and Chief Executive Officer, one of its Vice Presidents (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or a word or words added before or after the title "Vice President"), its Treasurer or its Controller under its corporate seal reproduced thereon attested to by its Secretary or any Assistant Secretary. The signature of any of these officers on the Warrant Certificates may be manual or facsimile.

          Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding $____________ of Warrant Debt Securities (except as provided in Sections 1.4, 2.3(c), 4.1 and 4.2) may be executed by the Corporation and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter.

The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Corporation, authenticate Warrant Certificates evidencing Warrants representing the right to purchase up to $_____________ aggregate principal amount of Warrant Debt Securities and shall deliver such Warrant Certificates to or upon the order of the Corporation. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall authenticate a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously authenticated Warrant Certificates [If
                                                                            --
registered Warrants -- or in connection with their transfer], as hereinafter
-------------------
provided.

          Each Warrant Certificate shall be dated the date of its authentication by the Warrant Agent.

          No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been authenticated by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Corporation shall be conclusive evidence, and the only evidence, that the Warrant Certificate so authenticated has been duly issued hereunder.

          Warrant Certificates bearing the manual or facsimile signatures of individuals who were at the time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Warrant Certificates or did not hold such offices at the date of such Warrant Certificates.

          Section 1.4  Temporary Warrant Certificates. Pending the preparation
                       ------------------------------
of definitive Warrant Certificates, the Corporation may execute, and upon the order of the Corporation the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, with the execution thereof by such officers conclusively evidencing such determination.

          If temporary Warrant Certificates are issued, the Corporation will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary
Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at the corporate trust
office of the Warrant Agent [or            ], without charge to the Holder (as
defined in Section 1.6 below). Upon surrender for cancellation of any one or more temporary

Warrant Certificates the Corporation shall execute and the Warrant Agent shall authenticate and deliver in exchange therefor definitive Warrant Certificates representing the same aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

          Section 1.5  Payment of Taxes. The Corporation will pay all stamp
                       ----------------
taxes and other duties, if any, to which, under the laws of the United States of America or any State or political subdivision thereof, this Agreement or the original issuance of the Warrant Certificates may be subject.

          Section 1.6  Definition of Holder. The term "Holder" as used herein
                       --------------------
shall mean [If Offered Debt Securities and Warrants which are not immediately
            -----------------------------------------------------------------
detachable --, prior to the Detachable Date, the registered owner of the Offered
----------
Debt Security to which such Warrant Certificate was initially attached, and, after such Detachable Date,] [if bearer Warrants, the bearer of such Warrant Certificates] [if registered Warrants, the person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 4.1]. [If Offered Debt
                                                          ---------------
Securities and Warrants which are not immediately detachable -- Prior to the
------------------------------------------------------------
Detachable Date, the Corporation will, or will cause the registrar of the Offered Debt Securities to, make available to the Warrant Agent current information as to Holders of the Offered Debt Securities.]


                                  ARTICLE II

               WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

          Section 2.1  Warrant Price.  During the period from ____________, ____
                       -------------
through and including ____________, ____, each Warrant shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Corporation the principal amount of Warrant Debt Securities stated in the Warrant Certificate at the exercise price of __% of the principal amount thereof [plus accrued amortization, if any, of the original issue discount of the Warrant Debt Securities] [plus accrued interest, if any, from the most recent date from which interest shall have been paid on the Warrant Debt Securities or, if no interest shall have been paid on the Warrant Debt Securities, from ____________, ____]. [In each case, the original issue discount ($__________ for each $1,000 principal amount of Warrant Debt Securities) will be amortized
at a      % annual rate, computed on a[n] [semi-]annual basis [using a 360-day year consisting of twelve 30-day months].] Such exercise price of each Warrant is referred to in this Agreement as the "Exercise Price."

          Section 2.2  Duration of Warrants.  Any Warrant evidenced by a Warrant
                       --------------------
Certificate may be exercised at any time, as specified herein, on or after [the date thereof] [__________, _______] and at or before 5:00 p.m. New York City time on ____________, ________ (the "Expiration Date"). Each Warrant not exercised at or before the close of business on the Expiration Date shall become void, and all rights of the Holder of the Warrant Certificate evidencing such Warrant under this Agreement or otherwise shall cease.

          Section 2.3  Exercise of Warrants.  (a) During the period specified in
                       --------------------
Section 2.2, any whole number of Warrants may be exercised by surrendering the Warrant Certificate evidencing such Warrants at the place or at the places set forth in the Warrant Certificate, with the purchase form set forth in the Warrant Certificate duly executed, accompanied by payment in full, in lawful money of the United States of America, [in cash or by certified check or official bank check in New York Clearing House funds] [by surrender of the [specified aggregate amount of [identified securities]] [by bank wire transfer in immediately available funds], of the Exercise Price for each Warrant exercised. The date on which payment in full of the Exercise Price for a Warrant and the duly executed and completed Warrant Certificate are received by the Warrant Agent shall be deemed to be the date on which such Warrant is exercised. The Warrant Agent shall deposit all funds received by it as payment for the exercise of Warrants to the account of the Corporation maintained with it for such purpose and shall advise the Corporation by telephone at the end of each day on which such a payment is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephonic advice to the Corporation in writing.

          (c) The Warrant Agent shall from time to time, as promptly as practicable after the exercise of any Warrants in accordance with the terms and conditions of this Agreement and the Warrant Certificates, advise the Corporation and the Trustee of (i) the number of Warrants so exercised, (ii) the instructions of each Holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Debt Securities to which such Holder is entitled upon such exercise, and instructions of such Holder as to delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iii) such other information as the Corporation or the Trustee shall reasonably require.

          (e) As soon as practicable after the exercise of any Warrants, the Corporation shall issue, pursuant to the Indenture, in authorized denominations, to or upon the order of the Holder of the Warrant Certificate evidencing such Warrants, the Warrant Debt Security or Warrant Debt Securities to which such Holder is entitled in fully registered form, registered in such name or names as may be directed by such Holder; and, if fewer than all of the Warrants evidenced by such Warrant Certificate were exercised, the Corporation shall execute and an authorized officer of the Warrant Agent shall manually authenticate and deliver a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

          (g) The Corporation shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Debt Securities; and in the event that any such transfer is involved, the Corporation shall not be required to issue or deliver any Warrant Debt Securities until such tax or other charge shall have been paid or it has been established to the Corporation's satisfaction that no such tax or other charge is due.


                                  ARTICLE III

                            OTHER TERMS OF WARRANTS

          Section 3.1  [Call of Warrants by the Corporation.  If Warrants issued
                        -----------------------------------   ------------------
hereunder are callable by the Corporation -- The Corporation shall have the
-----------------------------------------
right to call and repurchase any or all Warrants on or after ________, ____ (the "Call Date") and upon the occurrence of [describe events or circumstances under which Corporation may call the Warrants] (the "Call Terms") at a price of $ ________ per Warrant (the "Call Price"). Notice of such Call Price, Call Date and Call Terms shall be given to registered holders of Warrants in the manner provided in Section 7.5.]


                                  ARTICLE IV

                    [REGISTRATION,] EXCHANGE, TRANSFER AND
                     SUBSTITUTION OF WARRANT CERTIFICATES

          Section 4.1  [Registration,] Exchange and Transfer of Warrant
                       ------------------------------------------------
Certificates.  [If registered Warrants -- The Warrant Agent shall keep, at its
------------   -----------------------
corporate trust office [and at _____________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and transfers of outstanding Warrant Certificates].

          [If Offered Debt Securities and Warrants which are not immediately
          ------------------------------------------------------------------
detachable -- Prior to the Detachable Date, a Warrant Certificate may be
----------
exchanged or transferred only together with the Offered Debt Security to which such Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. Additionally, on or prior to the Detachable Date, each transfer or exchange of an Offered Debt Security [on the register of the Offered Debt Securities] shall operate also to transfer or exchange the Warrant Certificate or Certificates to which such Offered Debt Security was initially attached. After the Detachable Date, upon] [If Offered Debt Securities and Warrants which are immediately
             -------------------------------------------------------------
detachable or if Warrants alone -- Upon] surrender at the corporate trust office
-------------------------------
of the Warrant Agent [or _______________] of Warrant Certificates properly endorsed [or accompanied by appropriate instruments of transfer] and accompanied by written instructions for [transfer or] exchange, all in a form satisfactory to the Corporation and the Warrant Agent, such Warrant Certificates may be exchanged for other Warrant Certificates [If registered Warrants -- or may
                                          ----------------------
be transferred in whole or in part]; provided that Warrant Certificates issued in exchange for [or upon transfer of] surrendered Warrant Certificates shall evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered. No service charge shall be made for any exchange [or transfer] of Warrant Certificates, but the Corporation may require payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection with any such exchange [or transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or transfer], the Corporation shall execute and an authorized officer of the Warrant Agent shall manually authenticate and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates as so requested. The Warrant Agent shall not be required to effect any exchange [or transfer] which would result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or transfer] of Warrant Certificates shall evidence the same obligations, and be entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange [or transfer].

          Section 4.2  Mutilated, Destroyed, Lost or Stolen Warrant
                       --------------------------------------------
Certificates.  If any mutilated Warrant Certificate is surrendered to the
------------
Warrant Agent, the Corporation shall execute and an officer of the Warrant Agent shall manually authenticate and deliver in exchange therefor a new Warrant Certificate of like tenor and bearing a number not contemporaneously outstanding. If there shall be delivered to the Corporation and the Warrant Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate and of the ownership thereof and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Corporation or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request an officer of the Warrant Agent shall manually authenticate and deliver, in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and bearing a number not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) connected therewith. Every new Warrant Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Warrant Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Warrant Certificates.

          Section 4.3  Persons Deemed Owners. [If Offered Debt Securities and
                       ---------------------   ------------------------------
Warrants which are not immediately detachable -- Prior to the Detachable Date,
---------------------------------------------
the Corporation, the Warrant Agent and all other persons may treat the registered owner of any Offered Debt Security as the owner of the Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced by such Warrant Certificates, any notice to the contrary notwithstanding. After the Detachable Date,] [If registered Warrants -- and prior to due presentment of a
                   ----------------------
Warrant Certificate for registration of transfer, the] [If Offered Debt
                                                        ---------------
Securities and Warrants which are immediately detachable or Warrants alone --
--------------------------------------------------------------------------
The] Corporation, the Warrant Agent and all other persons may treat the Holder as the owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

          Section 4.4  Cancellation of Warrant Certificates. Any Warrant
                       ------------------------------------
Certificate surrendered for exchange [, transfer] or exercise of the Warrants evidenced thereby shall, if surrendered to the Corporation, be delivered to the Warrant Agent, and [If Warrant Certificates are issued in bearer form -- ,
                    --------------------------------------------------
except as provided below,] all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by it and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in lieu or in exchange thereof. [If Warrant
                                                           ----------
Certificates are issued in bearer form -- Warrant Certificates delivered to the
--------------------------------------
Warrant Agent in exchange for Warrant Certificates of other denominations may be retained by the Warrant Agent for reissue as authorized hereunder.] The Corporation may at any time deliver to the Warrant Agent for cancellation any Warrant Certificates previously issued hereunder which the Corporation may have acquired in any manner whatsoever, and all Warrant Certificates so delivered shall be promptly cancelled by the Warrant Agent. All cancelled Warrant Certificates held by the Warrant Agent shall be disposed of, as instructed by the Corporation, subject to applicable law.

                                   ARTICLE V

                      OTHER PROVISIONS RELATING TO RIGHTS
                      OF HOLDERS OF WARRANT CERTIFICATES

          Section 5.1  No Rights as Holders of Warrant Debt Securities Conferred
                       ---------------------------------------------------------
by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced
-----------------------------------
thereby shall entitle the Holder thereof to any of the rights of a Holder of the Warrant Debt Securities, including, without limitation, the right to receive the payment of principal of (or premium, if any) or interest, if any, on the Warrant Debt Securities or to enforce any of the covenants in the Indenture.

          Section 5.2  Holder of Warrant Certificate May Enforce Rights.
                       ------------------------------------------------
Notwithstanding any of the provisions of this Agreement, any Holder of any Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Debt Securities or the Holder of any other Warrant Certificate, may, on its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation suitable to enforce or otherwise in respect of its right to exercise the Warrant or Warrants evidenced by his or her Warrant Certificate in the manner provided in the Warrant Certificates and in this Agreement.


                                  ARTICLE VI

                         CONCERNING THE WARRANT AGENT

          Section 6.1  Warrant Agent. The Corporation hereby appoints
                       -------------
________________________ as Warrant Agent of the Corporation in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth, and ____________________________ hereby accepts such appointment. The Warrant Agent shall have the power and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further power and authority to act on behalf of the Corporation as the Corporation may hereafter grant to or confer upon it. All of the terms and provisions with respect to such power and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

          Section 6.2  Conditions of Warrant Agent's Obligations. The Warrant
                       -----------------------------------------
Agent accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which the Corporation agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:

          (a)  Compensation and Indemnification. The Corporation agrees promptly
               --------------------------------
to pay the Warrant Agent the compensation to be agreed upon with the Corporation for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Corporation also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance at any time of its powers or duties hereunder. The obligations of the Corporation under this subsection (a) shall survive the exercise of the Warrant Certificates and the resignation or removal of the Warrant Agent.

          (b)  Agent for the Corporation.  In acting under this Warrant
               -------------------------
Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Corporation and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Warrant Certificates.

          (c)  Counsel.  The Warrant Agent may consult with counsel, which may
               -------
include counsel for the Corporation, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (d)  Documents.  The Warrant Agent shall be protected and shall incur
               ---------
no liability for or in respect of any action taken or omitted by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (e)  Certain Transactions.  The Warrant Agent, any of its officers,
               --------------------
directors and employees, or any other agent of the Corporation, in its individual or any other capacity, may become the owner of, or acquire any interest in, any Warrant Certificates, with the same rights that it would have if it were not such Warrant Agent, officer, director, employee or other agent, and, to the extent permitted by applicable law, it may engage or be interested in any financial or other transaction with the Corporation and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Debt Securities or other obligations of the Corporation as freely as if it were not such Warrant Agent, officer, director, employee or other agent. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

          (f)  No Liability for Interest.  The Warrant Agent shall not be under
               -------------------------
any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates unless otherwise agreed to in writing by the Corporation and the Warrant Agent and except for the negligence of the Warrant Agent.

          (g)  No Liability for Invalidity.  The Warrant Agent shall not incur
               ---------------------------
any liability with respect to the validity of this Agreement or any of the Warrant Certificates.

          (h)  No Responsibility for Representations.  The Warrant Agent shall
               -------------------------------------
not be responsible for any of the recitals or representations contained herein or in the Warrant Certificates (except as to the Warrant Agent's Certificate of Authentication thereon), all of which are made solely by the Corporation.

          (i)  No Implied Obligations.  The Warrant Agent shall be obligated to
               ----------------------
perform such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Corporation of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Corporation pursuant to this Agreement or for the application by the Corporation of the proceeds of the Warrant Certificates or any exercise of the Warrants evidenced thereby. The Warrant Agent shall have no duty or responsibility in case of any default by the Corporation in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the Warrant Debt Securities or in the case of the receipt of any written demand from a Holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceeding at law or otherwise or, except as provided in Section 7.4 hereof, to make any demand upon the Corporation.

          Section 6.3  Resignation, Removal and Appointment of Successor. (a)
                       -------------------------------------------------
The Corporation agrees, for the benefit of the Holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all of the Warrant Certificates are no longer exercisable.

          (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Corporation of such intention on its part, specifying the date on which it desires its resignation to become effective; provided that, without the consent of the Corporation, such date shall not be less than three months after the date on which such notice is given.

The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Corporation and specifying such removal and the date on which the Corporation expects such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Corporation of a successor Warrant Agent (which shall be a bank or trust company organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers) by an instrument in writing filed with such successor Warrant Agent and the acceptance of such appointment by such successor Warrant Agent pursuant to Section 6.3(d).

          (c) In case at any time the Warrant Agent shall resign, or be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Corporation by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the latter of such appointment, the Warrant Agent so superseded shall cease to be Warrant Agent hereunder.

          (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Corporation an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

          (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VII

                                 MISCELLANEOUS

          Section 7.1  Consolidations and Mergers of the Corporation and Sales,
                       --------------------------------------------------------
Leases and Conveyances Permitted Subject to Certain Conditions. To the extent
--------------------------------------------------------------
permitted in the Indenture, the Corporation may consolidate with, or sell or convey all or substantially all of its assets to, or merge with or into any other corporation.

          Section 7.2  Rights and Duties of Successor Corporation. In case of
                       ------------------------------------------
any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Agreement and the Warrants. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Corporation, any or all of the Warrant Debt Securities issuable pursuant to the terms hereof. All the Warrant Debt Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Warrant Debt Securities theretofore or thereafter issued in accordance with the terms of this Agreement and the Indenture.

          In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Warrant Debt Securities thereafter to be issued as may be appropriate.

          Section 7.3  Amendment. This Agreement [and the Indenture] may be
                       ---------
amended by the parties hereto, without the consent of the Holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making such provisions in regard to matters or questions arising under this Agreement [or the Indenture] as the Corporation may deem necessary or desirable; provided that such action shall not adversely affect the interests of the Holders of the Warrant Certificates in any material respect. Any amendment or supplement to this Agreement[, the Indenture] or the Warrants that has a material adverse effect on the interests of Holders of any series of Warrants shall require the written consent of Holders of a majority of the then outstanding Warrants of such series [(provided that if Warrant Debt Securities have been issued, then the consent of Holders of a majority of the then outstanding Warrants of such series and the Warrant Debt Securities voting as a class shall instead be required)]. The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Warrant Price would be increased or the number of Debt Securities purchasable upon exercise of Warrants would be decreased. The Warrant Agent may, but shall not be obligated to, enter into any amendment to this Agreement which affects the Warrant Agent's own rights, duties or immunities under this Agreement or otherwise.

          Section 7.4  Notice and Demands to the Corporation and Warrant Agent.
                       -------------------------------------------------------
If the Warrant Agent shall receive any notice or demand addressed to the Corporation by the Holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Corporation.

          Section 7.5  Notices to Warrant Holders. Pursuant to Sections 3.1 [add
          --------     ---------------------------
other sections as applicable], the Corporation shall cause written notice of such Call Price, Call Date and Call Terms [reference other items as applicable], as the case may be, to be given as soon as practicable to the Warrant Agent and to each of the registered holders of the Warrant Certificates by first class mail, postage prepaid, at such holder's address appearing on the Warrant Register. In addition to the written notice referred to in the preceding sentence, the Corporation shall make a public announcement in a daily morning newspaper of general circulation in __________ of such Call Price, Call Date, and Call Terms [reference other items as applicable], as the case may be, at least once a week for two successive weeks prior to the implementation of such terms.

          Section 7.6  Addresses. Any communications from the Corporation to the
                       ---------
Warrant Agent with respect to this Agreement shall be addressed to ____________,
Attention: ___________________, and any communications from the Warrant Agent to the Corporation with respect to this Agreement shall be addressed to McKesson Corporation, One Post Street, San Francisco, California 90071, Attention:
Corporate Secretary (or such other address as shall be specified in writing by the Warrant Agent or by the Corporation).

          SECTION 7.7 GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE
                      -------------
ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          Section 7.8  Delivery of Prospectus. The Corporation will furnish to
                       ----------------------
the Warrant Agent sufficient copies of a prospectus, appropriately supplemented, relating to the Warrant Debt Securities (the "Prospectus"), and the Warrant Agent agrees that, upon the exercise of any Warrant Certificate, the Warrant Agent will deliver to the person designated to receive Warrant Debt Securities, prior to or concurrently with the delivery of such Securities, a Prospectus.

          Section 7.9  Obtaining of Governmental Approvals. The Corporation will
                       -----------------------------------
from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws (including, without limitation, to the extent required, the maintenance of the effectiveness of a registration statement in respect of the Warrant Debt Securities under the Securities Act of 1933, as amended), which may be or become required in connection with the exercise of the Warrant Certificates and the original issuance and delivery of the Warrant Debt Securities.

          Section 7.10 Persons Having Rights under Warrant Agreement. Nothing in
                       ---------------------------------------------
this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Corporation, the Warrant Agent and the Holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Corporation and the Warrant Agent and their successors and of the Holders of the Warrant Certificates.

          Section 7.11 Headings. The Article and Section headings herein and the
                       --------
Table of Contents are for convenience of reference only and shall not affect the construction hereof.

          Section 7.12 Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 7.13 Inspection of Agreement. A copy of this Agreement shall
                       -----------------------
be available at all reasonable times at the principal corporate trust office of the Warrant Agent [and at ____________] for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit its Warrant Certificate for inspection by it.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seal to be hereunto affixed and attested, all as of the day and year first above written.

                         McKESSON CORPORATION

                         By______________________________________________
                              Name:
                              Title:
[SEAL]


Attest:


_______________________



                         [NAME OF WARRANT AGENT]


                         By______________________________________________
                              Name:
                              Title:
[SEAL]


Attest:


_______________________
[Assistant Secretary]

                                                                       EXHIBIT A

                         [FORM OF WARRANT CERTIFICATE]
                                     [Face]



Form of Legend if Offered Debt           [Prior to __________, this Warrant
------------------------------           Certificate may be transferred or
Securities with Warrants which are       exchanged if and only if the [Title
----------------------------------       of Offered Debt Security] to which it
not immediately detachable:              was initially attached is so
--------------------------               transferred or exchanged.]



Form of Legend if Warrants are not       [Prior to ____________, Warrants
----------------------------------       evidenced by this Warrant Certificate
immediately exercisable:                 cannot be exercised.]
-----------------------

                EXERCISABLE ONLY IF AUTHENTICATED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN

               VOID AFTER THE CLOSE OF BUSINESS ON _______, ____

                              McKESSON CORPORATION

                        Warrant Certificate representing
                              Warrants to purchase
                       [Title of Warrant Debt Securities]
                              as described herein

                             ----------------------


No.                                                           _________ Warrants

          This certifies that [the bearer is the] [_______________________ or registered assigns is the registered] owner of the above indicated number of Warrants, each Warrant entitling such [bearer [If Offered Debt Securities and
                                               ------------------------------
Warrants which are not immediately detachable --, subject to the bearer
---------------------------------------------
qualifying as a "Holder" of this Warrant Certificate, as hereinafter defined] [registered owner] to purchase, at any time [after the close of business on _________, ____, and] on or before the close of business on __________, ____, $_______ principal amount of [Title of Warrant Debt Securities] (the "Warrant Debt Securities") of

McKESSON Corporation (the "Corporation"), issued or to be issued under the Indenture (as hereinafter defined), on the following basis./*/ [During the period from ________, ____ through and including ________, ____, each Warrant shall entitle the Holder thereof, subject to the provisions of the Warrant Agreement (as defined below), to purchase from the Corporation the principal amount of Warrant Debt Securities stated above in this Warrant Certificate at the exercise price of ___% of the principal amount thereof [plus accrued amortization, if any, of the original issue discount of the Warrant Debt Securities] [plus accrued interest, if any, from the most recent date from which interest shall have been paid on the Warrant Debt Securities or, if no interest shall have been paid on the Warrant Debt Securities, from __________, ____]; [in each case, the original issue discount ($________ for each $1,000 principal amount of Warrant Debt Securities) will be amortized at a ___% annual rate, computed on a[n] [semi-]annual basis[, using a 360-day year consisting of twelve 30-day months] [(the "Exercise Price")]. The Holder of this Warrant Certificate may exercise the Warrants evidenced hereby, in whole or in part, by surrendering this Warrant Certificate, with the purchase form set forth hereon duly completed, accompanied [by payment in full, in lawful money of the United States of America, [in cash or by certified check or official bank check in New York Clearing House funds] [by bank wire transfer in immediately available funds]] [by surrender of the [specified aggregate principal amount of [identified securities]], the Exercise Price for each Warrant exercised, to the Warrant Agent (as hereinafter defined), at the corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent") [or at ________,] at the addresses specified on the reverse hereof and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement. This Warrant Certificate may be exercised only for the purchase of Warrant Debt Securities in the principal amount of [$1,000] or any integral multiple thereof.

          The term "Holder" as used herein shall mean [If Offered Debt
                                                       ---------------
Securities and Warrants which are not immediately detachable -- , prior to
------------------------------------------------------------
___________, ____ (the "Detachable Date"), the registered owner of the Corporation's [title of Offered Debt Securities] to which such Warrant Certificate was initially attached, and after such Detachable Date,] [the bearer of such Warrant Certificate] [the person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 4.01 of the Warrant Agreement].

          Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Debt Securities in registered form. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the







-----------------------------
/*/ Complete and modify the following provisions as appropriate to reflect the terms of the Warrants and the Warrant Debt Securities.

[bearer] [registered owner] hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ____________, ____ (the "Warrant Agreement"), between the Corporation and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office at the Warrant Agent [and at ____________].

          The Warrant Debt Securities to be issued and delivered upon the exercise of warrants evidenced by this Warrant Certificate will be issued under and in accordance with an Indenture (the "Indenture"), dated as of ___________, ___ between the Corporation and ______________________________________________,
as trustee (such trustee, and any successors to such trustee, the "Trustee") and will be subject to the terms and provisions contained in the Warrant Debt Securities and in the Indenture. Copies of the Indenture, including the form of the Warrant Debt Securities, are on file at the corporate trust office of the Trustee [and at ____________________].

          [If Offered Debt Securities and Warrants which are not immediately
           -----------------------------------------------------------------
detachable -- Prior to ___________, ____ (the "Detachable Date"), this Warrant
----------
Certificate may be exchanged or transferred only together with the [title of Offered Debt Security] (the "Offered Debt Security") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. Additionally, on or prior to the Detachable Date each transfer of such Offered Debt Security on the register of the Offered Debt Securities shall operate also to transfer this Warrant Certificate. After the Detachable Date, this] [If
                                                                         --
Offered Debt Securities and Warrants which are immediately detachable or
------------------------------------------------------------------------
Warrants alone -- This] Warrant Certificate, and all rights hereunder, may be
--------------
transferred [If bearer Warrants -- by delivery and the Corporation and the
             ------------------
Warrant Agent may treat the bearer hereof as the owner for all purposes] [If
                                                                          --
registered Warrants -- when surrendered at the corporate trust office of the
-------------------
Warrant Agent [or ___________] by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement].

          [If Offered Debt Securities and Warrants which are not immediately
           -----------------------------------------------------------------
detachable -- Except as provided in the immediately preceding paragraph, after]
----------
[If Offered Debt Securities and Warrants which are immediately detachable or
 ---------------------------------------------------------------------------
Warrants alone -- After] authentication by the Warrant Agent and prior to the
--------------
expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office at the Warrant Agent [or at

_______________] for Warrant Certificates representing the same aggregate number of Warrants.

          This Warrant Certificate shall not entitle the [bearer] [registered owner] hereof to any of the rights of a [registered] [holder] of the Warrant Debt Securities, including, without limitation, the right to receive payments of principal (and premium, if any) or interest, if any, on the Warrant Debt Securities or to enforce any of the covenants of the Indenture.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Warrant Certificate shall not be valid or obligatory for any purpose until authenticated by the Warrant Agent.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed under its corporate seal.

     Dated:_______________

                              McKESSON CORPORATION


                              By:__________________________________________

Attest:


_____________________________
Certificate of Authentication

          This is one of the Warrant Certificates referred to in the within-mentioned Warrant Agreement.


_____________________________
     As Warrant Agent


By:__________________________
     Authorized Signature

                         [FORM OF WARRANT CERTIFICATE]
                                   [REVERSE]
                    (Instructions for Exercise of Warrants)

          To exercise any Warrants evidenced hereby, the Holder of this Warrant Certificate must pay [in cash or by certified check or official bank check in New York Clearing House funds or by bank wire transfer in immediately available funds], the Exercise Price in full for each of the Warrants exercised, to _______________, Corporate Trust Department, ______________, Attn: _____________
[or ________________], which payment should specify the name of the Holder of this Warrant Certificate and the number of Warrants exercised by such Holder.
In addition, the Holder of this Warrant Certificate should complete the information required below and present in person or mail by registered mail this Warrant Certificate to the Warrant Agent at the addresses set forth below.


                               [FORM OF EXERCISE]

                  (To be executed upon exercise of Warrants.)

          The undersigned hereby irrevocably elects to exercise ____ Warrants, represented by this Warrant Certificate, to purchase $________ principal amount of the [Title of Warrant Debt Securities] (the "Warrant Debt Securities") of McKESSON Corporation and represents that he has tendered payment for such Warrant Debt Securities [in cash or by certified check or official bank check in New York Clearing House funds or by bank wire transfer in immediately available funds] to the order of McKesson Corporation, c/o Treasurer, in the amount of $_________ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Debt Securities be in fully registered form, in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

          If said principal amount of Warrant Debt Securities is less than all of the Warrant Debt Securities purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:

                                         Name
                                             __________________________________


______________________________________   Address
(Insert Social Security or Other                _______________________________
 Identifying Number of Holder)           ______________________________________

                                         Signature [If registered warrant --
                                                    ---------------------
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant Certificate and
                                         must be guaranteed by an "eligible
                                         guarantor institution," that is, a
                                         bank, stockbroker, savings and loan
                                         association or credit union meeting the
                                         requirements of the Warrant Agent,
                                         which requirements include membership
                                         or participation in the Securities
                                         Transfer Agents Medallion Program
                                         ("STAMP") or such other "signature
                                         guarantee program" as may be determined
                                         by the Warrant Agent in addition to, or
                                         in substitution for, STAMP, all in
                                         accordance with the Securities Exchange
                                         Act of 1934, as amended.)]

          This Warrant may be exercised at the following addresses:

          By hand at       _______________________________
                           _______________________________
                           _______________________________
                           _______________________________


          By mail at       _______________________________
                           _______________________________
                           _______________________________
                           _______________________________

(Instructions as to form and delivery of Warrant Debt Securities and/or Warrant Certificates):

                              [FORM OF ASSIGNMENT]

              (TO BE EXECUTED TO TRANSFER THE WARRANT CERTIFICATE)

          FOR VALUE RECEIVED ____________________ hereby sells, assigns and transfers unto


                             _________________________________________
                               (Please print name and
                                address including zip code)

Please insert social security or other
identifying number

______________________________


________________________________________________________________________________
the right represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint ________________, Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution.

Dated:
                      __________________________________________________________
                              Signature

                      (Signature must conform in all respects to name of holder
                    as specified on the face of the Warrant Certificate and must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Signature Guaranteed:


____________________________